Shareholders' Equity - Summary of Net Income Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019	Mar. 31, 2018
Statement Of Stockholders Equity [Abstract]
Net income attributable to Taro	$ 244,241	$ 281,777	$ 211,150
Basic and diluted weighted average number of common shares outstanding	38,460,056	38,990,058	40,155,087
Basic and diluted EPS	$ 6.35	$ 7.23	$ 5.26